SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 2, 2000


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
             (Exact name of registrant as specified in its charter)


   California                       333-76435                 33-0761517
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)


024.edg

Item 2.  Acquisition or Disposition of Assets

         WNC  Housing  Tax  Credit  Fund VI,  L.P.,  Series 7  ("Series  7") has
acquired an interest in Pierce Street Partners, L.P., an Iowa limited partnership (the "local limited partnership" or "PIERCE"). PIERCE owns the Martin Tower Apartments in Sioux City, Iowa.

         The following table contains information concerning the apartment complex and the local limited partnership identified herein:



                                          ACTUAL OR
                                          ESTIMATED     ESTIMATED                               PERMANENT
LOCAL       PROJECT                       CONSTRUC-     DEVELOP-                                MORTGAGE     ANTICIPATED
LIMITED     NAME AND                      TION          MENT COST     NUMBER OF      BASIC      LOAN         AAGGREGATE
PARTNER-    NUMBER          LOCATION      COMPLETION    (INCLUDING    APARTMENT      MONTHLY    PRINCIPAL    TAX CREDITS
SHIP        OF BUILDINGS    OF PROPERTY   DATE          LAND COST)    UNITS          RENTS      AMOUNT       (1)
--------------------------------------------------------------------------------------------------------------------------

----------- ------------- ------------ ------------ -------------- ------------- ------------- ------------ ------------
----------- ------------- ------------ ------------ -------------- ------------- ------------- ------------ ------------
PIERCE     Martin Tower    Sioux City     December      $5,131,500   80 1BR          $702        $2,600,000  $1,726,570
           Apartments      (Woodbury      2000                       units                       SNB (5)     LIHTC
                           County),
           1 building      Iowa                                      HAP on 80                               $248,455
           (2)(3)                                                    units (4)                               FHTC (6)
---------------- ------------- ------------ ----------- ----------- ----------- ---------------- ------------ ------------

(1) Low income housing tax credits are available over a 10-year period. In the first credit year, Series 7 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 7 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

(2) The apartment complex is designed for senior citizens.

(3) The apartment complex is a rehabilitation property.

(4) The U.S. Department of Housing & Urban Development provides rent subsidies known as Housing Assistance Payments (HAP) and the U.S. Department of Agriculture, Rural Development provides rent subsidies known as Rental Assistance Payments (RAP) to certain projects. Funds from such payments are applied to cover any difference between rents required to be paid by tenants and the basic rent established for the applicable project.

(5) Security National Bank will provide the mortgage loan for a term of 15 years at an annual interest rate of 7.75% initially, with the rate adjusted every 60 months based on the average 5-year Treasury rate plus 2.75%. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.

(6) The apartment  complex will also  generate  Federal  historic  tax  credits.

Sioux City is in Woodbury County, Iowa at the intersection of Interstate Highway 29 and U.S. Highway 20, approximately 95 miles north of Omaha, Nebraska, and 90 miles south of Sioux Falls, South Dakota. The population is approximately 83,000, and the major employers for Sioux City residents are Gateway (computers), MCI WorldCom (communications), and Mercy Medical Center (medical).



---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
                                                                                   SHARING
                                                                                   RATIOS:
                                                                                   ALLOCATIONS
LOCAL            LOCAL                            LOCAL GENERAL   SHARING RATIOS:  (4)               SERIES 7's
LIMITED          GENERAL         PROPERTY         PARTNER         CASH FLOW (3)    AND SALE OR       CAPITAL
PARTNERSHIP      PARTNER(S)      MANAGER (1)      DEVELOPMENT                      REFINANCING       CONTRIBUTION
                                                  FEE (2)                          PROCEEDS (5)
---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
PIERCE           Lewis F.        Oakleaf Real     $605,000        Series 7:        99.98/.01/.01     $1,525,709
                 Weinberg        Estate                           15% but          30/70
                                 Management                       not greater
                                                                  than
                 Weinberg                                         $7,500
                 Investments,                                     LGP: 70% of
                 Inc.                                             the
                                                                  balance
                                                                  The balance:
                 Sioux Falls                                      30/70
                 Environmental
                 Access, Inc.
---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

(1) The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The maximum fee payable is determined pursuant to lender regulations.

(2) The local limited partnership will pay its local general partners or an affiliate of its local general partners a development fee in the amount set forth, for services incident to the development and construction of the apartment complex. Services include: negotiating the financing commitments for the apartment complex, securing necessary approvals and permits for the development and construction of the apartment complex, and obtaining allocations of low income housing tax credits.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 7 (WNC) and the local general partners (LGP) of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 7,
(ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partners.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 7, and (ii) the local general partners. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.


Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired
              Not Applicable

         b.   Proforma Financial Information*

         c.   Exhibits

         10.1 Second Amended and Restated Agreement of Limited Partnership of Pierce Street Partners Limited Partnership
         ----------
         *To be filed upon availability.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: October 11, 2000            By:   WNC &  Associates, Inc.,
                                        General Partner


                                        By:  /s/ MICHAEL L. DICKENSON
                                             Michael L. Dickenson,
                                             Vice President - Chief Financial
                                             Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description

10.1 Second Amended and Restated Agreement of Limited Partnership of Pierce Street Partners Limited Partnership